JAMES HARDIE INDUSTRIES plc ANNUAL SHORT-TERM INCENTIVE PLAN The following document sets out the terms of the James Hardie Industries plc Annual Short-Term Incentive Plan (the “Plan”). A. INCENTIVE PLAN 1. Purpose of the Incentive Plan The purpose of the Plan is to provide incentive compensation for eligible exempt executives and employees of James Hardie Industries plc (“JHIplc”) and its direct and indirect subsidiaries and affiliates, including, but not limited to, James Hardie Building Products Inc., James Hardie Europe GmbH and James Hardie Australia Pty Limited (JHIplc together with its direct and indirect subsidiaries and affiliates is collectively referred to as the “Company”), which directly relates their financial reward to (a) the Company’s achievement of certain financial objectives and/or (b) the achievement of specific individual objectives that benefit the Company and indirectly increase economic profit and shareholder value. 2. Definitions • Base Salary – Participant’s annual base salary as of the last day of the Plan Year. • Board – JHIplc’s Board of Directors or its delegate, the People and Remuneration Committee. • Bonus – An annual incentive cash award that the Company may provide to an employee in addition to the agreed base salary. The award may be based on the achievement of Company and/or individual performance metrics. • Bonus Split – The percentage of the Participant’s Target Bonus that is based on the achievement of approved Company Performance versus Individual Performance. These percentages vary based on the Participant’s position with the Company. These two percentages must total 100%. • Change in Control – A Change in Control shall be deemed to occur if any of the following events occur: (i) any person, entity or group becomes the beneficial owner (within the meaning of applicable securities laws) of thirty percent (30%) or more of either the outstanding shares of common stock or the combined voting power of JHIplc's then outstanding securities entitled to vote generally in the election of directors; (ii) individuals who, as of the beginning of the applicable Plan Year, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board, provided that any individual who becomes a member of the Board after the start of the applicable Plan Year whose election or nomination for election by JHIplc’s stockholders is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any person, entity or group having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either EXHIBIT 10.51 the outstanding shares of common stock or the combined voting power of JHIplc's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by JHIplc's stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; (iii) consummation by JHIplc of the sale or other disposition of all or substantially all of JHIplc's assets or a merger, consolidation or other reorganization of JHIplc with any other person or entity, other than a (A) merger, consolidation or other reorganization that would result in the voting securities of JHIplc outstanding immediately prior thereto (or, in the case of a reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any person, by tender or exchange offer or otherwise, of voting securities representing five percent (5%) or more of the combined voting power of all securities of JHIplc, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than fifty percent (50%) of the combined voting power of the voting securities of JHIplc or such other entity outstanding immediately after such merger, consolidation or other reorganization (or series of related transactions involving such a reorganization), or (B) a merger, consolidation or other reorganization effected to implement a re-capitalization or reincorporation of JHIplc (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of JHIplc or its successor; or (iv) resolution of the stockholders of JHIplc or a court order of the competent Irish court to liquidate JHIplc or the liquidation of JHIplc on any other ground for liquidation pursuant to applicable law. • Circuit Breaker – A mechanism designed to prevent Bonus payouts to a Participant if a baseline level of financial performance is not met. The circuit breaker acts as an on/off switch. If the annual Circuit Breaker financial performance metric is met, the Plan functions as normal. If the annual Circuit Breaker financial performance metric is not met, no Bonus payments are made to any applicable Participant. In any Plan Year, applicable Circuit Breaker financial performance metrics for applicable Participants and the requisite performance level is determined by the Board (or the People and Remuneration Committee). • Company Performance – The portion of the bonus based on overall James Hardie performance as determined by metrics established by the Board in each Plan Year. • Individual Performance – The portion of the bonus based on a Participant’s performance against his or her individual performance objectives for the Plan Year. • Human Resources Department – James Hardie Industries plc Human Resources function. • JHIplc or the Company – James Hardie Industries plc, together with its direct and indirect subsidiaries and affiliates.

• Just Cause Dismissal – means a termination of the Participant's employment for any of the following reasons: (i) the refusal of the Participant to carry out reasonable directions provided to the Participant by the Board, the CEO of the Company or any other person who has authority to so direct the Participant; (ii) the commission of a grossly negligent act by the Participant in the performance of his or her duties which injures the Company; (iii) the commission of theft from the Company by the Participant; (iv) a material violation of any policy of the Company which injures the Company; (v) the conviction of the Participant of violating a criminal law that involves the commission of a felony or other crime that involves moral turpitude; (vi) the performance of services by the Participant for any other person or entity that, in the judgment of the CEO of the Company or other Senior Executive (or with respect to a Participant who is a Senior Executive, the Board (or the People and Remuneration Committee)), competes with the Company, or is otherwise prejudicial to or in conflict with the business or interests of the Company, while the Participant is employed by the Company and without the prior written approval of the Chief Executive Officer of the Company (or with respect to a Participant who is a Senior Executive, the Board (or the People and Remuneration Committee)). • Participants – The eligible executives and employees of the Company who have been selected to participate in the Plan for a given Plan Year. • Payout Metrics – The metrics that determine the Payout % under the Company Performance portion of the Bonus, based on the achieved level of financial performance as approved by the People and Remuneration Committee for each Plan Year. • Payout % –The percentage of target that will be paid out with respect to both the Company Performance and Individual Performance of the Bonus for a given Plan Year. At the end of the Plan Year, the Payout % is calculated utilizing the applicable Payout Metrics along with their respective weightings and performance goals. • Performance Rating – The individual performance rating that each Participant receives based on mid-year or year-end performance reviews, as applicable. • Payout Factor – Participant Performance Ratings correspond to a payout range based on the Performance Rating schedule established at the beginning of the plan year. • Plan – the James Hardie Industries plc Annual Short-Term Incentive Plan. • Plan Year – April 1st to March 31st, the Company’s financial year. • • Senior Executives – The executive leadership team, which is generally comprised of the Company's Chief Executive Officer (“CEO”) and direct reports. • Target Bonus - The percentage of the Participant’s Base Salary that is available for Bonus. 3. Eligibility Eligibility for the Plan is generally limited to certain employees working a minimum of 30 hours per week in salaried exempt positions in the United States and in similar positions in other countries where the Company does business. Selection of employees for participation in the Plan in any Plan Year shall be determined as follows: (a) for employees below the Senior Executive level, participation selection shall be determined by the Company, based upon the recommendations of the Human Resources Department; (b) for Senior Executives (other than the CEO and Chief Financial Officer (“CFO”)), participation selection shall be determined by the People and Remuneration Committee based upon the recommendations of the CEO; and (c) for the CEO and CFO, participation eligibility shall be determined by the Board, based upon the recommendations of the People and Remuneration Committee. Eligibility of employees for inclusion in the Plan does not guarantee their participation in any future Plan Year. 4. Bonus Calculation Participants may have a portion of their incentive tied to overall James Hardie performance (“Company Performance”) and a portion tied to individual performance (“Individual Performance”). Each Plan Year, the Bonus Split will be determined for each Participant. Company Performance Component Each Plan Year, the Board will approve the Payout Metrics that will be used to measure Company Performance. In addition, each Plan Year the Board will approve weightings for each Payout Metric, performance goals and payout curves for each Payout Metric, and the maximum Payout %. At the end of the Plan Year, the Payout % will be calculated utilizing the metrics and weightings for that year. The Payout % will be applied to the Participant’s Target Bonus and Company Performance Bonus Split to calculate the Participant’s Company Performance Portion for that Plan Year. Company Performance Portion = Target Bonus x Company Performance Bonus Split x Payout % X % of Year in Plan Individual Performance Component The Individual Performance component of a Participant’s bonus will be based on the Participant’s year-end Performance Rating Payout Factor. The Payout Factor will be applied to the Participant’s Target Bonus and Individual Performance Bonus Split to calculate the Participant’s Individual Performance Portion for that Plan Year Final Bonus Calculation A Participant’s final bonus for the Plan Year will be calculated as follows: Total Bonus Paid = Company Performance Portion + Individual Performance Portion Any exception to this prescribed bonus calculation for employees below the Senior Executive level requires approval from the CEO (or the CEO’s designate). Any exception to this prescribed bonus calculation for any Senior Executive requires approval from the Individual Performance Portion = Target Bonus x Individual Performance Bonus Split x Payout Factor x % of Year in Plan

People and Remuneration Committee with the exception of the CEO and CFO, which will require approval from the Board. 5. Bonus Payment All bonus payments, less applicable withholdings, will be made within two and a half months following the end of the relevant Plan Year. Participants must be employed on the date of payment in order to receive any bonus payout, unless one of the exceptions described in Section B applies. The Board has the sole authority and discretion to make payments due under this Plan in a form of equity for any given fiscal year. In addition, if payouts for a given Plan Year will be made in a form of equity, the Board shall have the sole authority and discretion to revise the terms and conditions of the Plan as necessary to effectuate such a payout. This authority can be delegated other than with respect to payouts of awards to Senior Executives. B. ADMINISTRATION OF THE PLAN 1. Determination of Individual Bonus (a) The following process will be utilized to approve the Target Bonus and Bonus Splits for Participants: (a) for employees below the Senior Executive level, Target Bonus levels and Bonus Splits shall be determined by the Company based upon recommendations from the Human Resources Department; (b) for Senior Executives (other than the CEO and CFO), Target Bonus levels and Bonus Splits shall be approved by the People and Remuneration Committee based upon recommendations from the CEO; and (c) for the CEO and CFO, Target Bonus levels and Bonus Splits shall be approved by the Board based upon the recommendation of the People and Remuneration Committee. (b) Target Bonuses shall be calculated based on the Base Salary for the Participant at the end of the Plan Year (c) Payment of any Bonus during a Plan Year is subject to the Circuit Breaker applicable to such Participant, if any. 2. Determination of Objectives Performance targets applicable to the Performance Metrics in the Company Performance portion of the Bonus for each area of the business or geographic segment will be determined by the Board or its delegate. Each Participant is responsible for working with his/her manager to develop his/her annual goal plan for the Individual Portion of the Bonus. All objectives should be approved by the Participant’s manager. 3. Participant Matters The Board (or its designate) shall, in its sole discretion and on behalf of the Company, determine all matters related to the Plan with respect to all Participants, with the exception of those matters within the authority of the CEO or other Senior Executives as conferred by the Plan. 4. Newly Eligible Employees (New Employees and Promotions) into the Plan

New employees or employees promoted during a Plan Year may be offered participation in the Plan. Their eligibility for a Bonus payout will be calculated on a prorated basis in the Plan Year of entry. In order to be eligible for a Bonus, Participants must be employed for a minimum qualifying period of three months with at least one month of participation in the Plan during a Plan Year unless waived by the CEO and highest Human Resources executive or the Board (or its designate). 5. Target Bonus and /or Metric Changes The Bonus for a Participant who has a pay change resulting in a Target Bonus change and/or change to Payout Metric(s) and remains in the Plan will be calculated on a prorated basis based on the time in for each Target Bonus and/or Payout Metric(s)during the Plan Year and the Base Salary on the last day of the Plan year. 6. Retirement, Disability, Death, or Leave of Absence If during a Plan Year a Participant retires, becomes totally and permanently incapacitated or dies, such Participant or their respective family, designee or estate shall receive a prorated Bonus, as applicable, for the Plan Year in which the Participant retires, becomes totally and permanently incapacitated or dies. The prorated Bonus, as applicable, will be calculated based on the time worked during the Plan Year, utilizing the Participant’s Base Salary and, if applicable, Payout Factor as determined by the Participant’s most recent performance rating at the time the Participant retires, becomes totally and permanently incapacitated or dies, and, as applicable, the Payout % as calculated at the end of the Plan Year for the appropriate area of the business. Payment to any Participant will be no later than two and one-half months following the relevant Plan Year. For purposes of the Plan: (a) a Participant shall be retirement eligible upon attainment of the age of 62 with five years of service or such other date as the Board (or its designate) approves in the particular circumstance; and (b) a Participant shall be considered totally and permanently incapacitated if such Participant suffers from a mental or physical condition which is expected to last at least 12 months or results in death, and which, in the opinion of a licensed physician, will prevent the Participant from engaging in any substantial or gainful employment. In the event of an approved leave of absence (paid or unpaid), a Participant may be eligible for a full or prorated Bonus. The first three months of any leave of absence will be treated as time worked for the purpose of calculating a Participant’s eligible Base Salary. For example, if a Participant is on approved leave for two months of the Plan Year, their Bonus, will be calculated using the Participant’s full year’s Base Salary. If a Participant is on approved leave for four months of the Plan Year, the first three months will be treated as time worked and the last month shall not, such that a prorated salary of eleven months will be used for purposes of calculating the Bonus. 8. Discontinued Participation in Plan Where a Participant has participated in the Plan in previous years, but such Participant’s participation is discontinued during the current Plan Year (in circumstances where such Participant otherwise remains an employee), then the Participant shall be paid a prorated Bonus for the period of participation in the Plan during the Plan Year. The prorated Bonus will be calculated utilizing the Participant’s Base Salary at the time the Participant ceases to be eligible to participate in the plan and, if applicable, the Rating Factor as of the end of

Plan participation and, if applicable, the Payout % as calculated at the end of the Plan Year for the appropriate area of the business. A prorated payment for any Bonus in the year in which the discontinuation of participation in the Plan occurs (in circumstances where such Participant otherwise remains an employee) shall be made at the regular time when Bonus payments are made unless otherwise required by law or determined by the Board. 9. Termination At the Initiative of the Company Participants may be entitled to a Bonus payout if they are terminated by the Company prior to the date of the Bonus Payment. The reason and circumstance for the termination will be under the review of the Total Rewards Department and will require approval from the Chief Human Resources Officer or may be payable in the case of a divestment (see Section 11 below). 10. Resignation If a Participant voluntarily resigns prior to the date of payment, such Participant shall not be entitled to any Bonus (including a prorated Bonus). 11. Divestments If a Participant's employment is terminated as a result of the sale of a business unit, entity, or subsidiary of JHIplc during the Plan Year, the Participant will receive a prorated Bonus utilizing the Participant's Base Salary at the time of divestment, the Rating Factor as determined by the Participant’s most recent performance rating as of the end of employment, if applicable, and the Company’s year to date performance against performance targets calculated as of the most recently completed quarter, if applicable. With respect to the CP Bonus, the performance targets will be adjusted for the number of complete quarters in the Plan Year prior to divestment. The resulting bonus will be paid within three months following the end of employment but no later than 2 and ½ months following the end of the Plan Year to which such Bonus relates. 12. Change in Control If during a Plan Year there is a Change in Control of JHIplc, and the Plan is thereafter discontinued, Participants will receive a prorated Bonus for the Plan Year, utilizing the Participant's Base Salary at the time of Change in Control, the Company’s year to date performance on performance targets calculated as of the most recently completed quarter, if applicable, and the Rating Factor as determined by the Participant’s most recent performance rating at the time of Change in Control, if applicable. The performance targets with respect to the CP Bonus will be adjusted for the number of complete quarters in the Plan Year prior to the Change in Control. The resulting Bonus will be paid within three months following the Change in Control but no later than 2 and ½ months following the end of the Plan Year to which such Bonus relates. 13. Post-Employment Misconduct Notwithstanding any other provision of the Plan or any other agreement, in the event that a Participant's post-employment conduct breaches the terms and conditions of any agreement or restrictive covenant applicable to Participant (including, but not limited to, confidentiality and/or non-competition agreements), the Participant shall not be entitled to any Bonus for which such Participant may otherwise be eligible to receive under this Plan.

14. No Guarantee Nothing in this Plan is intended to alter the employment status of the Company's employees. Participation in the Plan is no guarantee that a Bonus under the Plan will be paid. Nothing in the terms and conditions of the Plan shall prevent the Board from canceling or amending the Plan at any time or for any reason. In the event the Board determines to cancel the Plan, prior to the completion of the then current Plan Year, Participants will receive a prorated Bonus for the Plan Year determined in accordance with Section 8. 15. General Provisions (a) Withholding of Taxes The Company shall have the right to withhold taxes and other amounts, which, in the opinion of the Company, are required to be withheld by law with respect to any amount due or paid to any Participant under the Plan. (b) Expenses All expenses and costs in connection with the adoption and administration of the Plan shall be borne by the Company. (c) Limitation on Rights Except as expressly granted pursuant to the Plan, nothing in the Plan shall be deemed to give any employee any contractual or other right to participate in the benefits of the Plan. No award to any such Participant in any Plan Year shall be deemed to create a right to receive any award or to participate in the benefits of the Plan in any subsequent Plan Year. 16. Limitations (a) No Right to Continued Employment Neither the establishment of the Plan nor the payment of a Bonus under it shall be deemed to constitute an express or implied contract of employment for any Participant for any period of time or in any way abridge the rights of the Company to determine the terms and conditions of employment or to terminate the employment of any employee in accordance with law. (b) No Vested Rights Except as expressly provided herein or any applicable employment or other written agreement, no employee or other person shall have any claim of right (legal, equitable, or otherwise) to any Bonus payment. No officer or employee of the Company or any other person shall have any authority to make representations or agreements to the contrary. No interest conferred herein to a Participant shall be assignable. (c) Not Part of Other Benefits

The benefits provided in this Plan shall not be deemed a part of any other benefit provided by the Company to its employees. (d) Other Plans Nothing contained in the Plan shall limit the Company’s power to grant non-Plan bonuses to any employee of the Company, whether or not such individual participates in this Plan. (e) No Interest Under no circumstances will interest accrue on any part of the Bonus or other amounts potentially payable to any Participant. 17. Exclusion of Bonuses From Benefit Calculations To the extent permitted by law, any Bonus paid or payable under this Plan shall be excluded from a Participant’s compensation for the purpose of calculating other aspects of the Participant’s personal benefit and compensation packages, such as, for example, contribution levels to 401(k) plan, leave entitlements and vehicle entitlements (unless otherwise required by law). Except as otherwise specified in a written employment agreement or Company policy, a Bonus shall also be excluded from a Participant’s compensation for the purpose of calculating any form of severance or separation due to the Participant under applicable law or policy. 18. Unfunded Plan This Plan is unfunded. Nothing in the Plan shall create or be deemed to create a trust or separate fund of any kind, or a fiduciary relationship between the Company and any Participant. 19. Authority of the Board Full power and authority to interpret and administer this Plan shall be vested in the Board, which shall have the sole authority to create or alter terms for the Plan except as explicitly stated herein. The Board may from time to time make such decisions and adopt such terms for implementing the Plan as it deems appropriate for the Plan or any Participant under the Plan. Any decision made by the Board arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be final, conclusive and binding upon all Participants and any person claiming under or through them. The Board may delegate its power with respect to the Plan from time to time as it so determines. The Board delegates its power under this Plan to the People and Remuneration Committee and the People and Remuneration Committee may further delegate its power under this Plan. The People and Remuneration Committee has delegated certain of its power with respect to the Plan to the CEO for all matters relating to employees (other than Senior Executives) except for those items expressly reserved to the Board and the People and Remuneration Committee. 20. Alterations to Plan The Board may at any time by resolution revoke, add to or vary any of the provisions of the Plan or all or any of the rights or obligations of the Participants in connection with the plan.

21. Plan Terms In all cases the terms as set forth in the Plan document shall take precedence over any other document issued in connection with the Plan. 22. Arbitration All claims, disputes, questions, or controversies arising out of or relating to this Plan, will be resolved exclusively in final and binding arbitration in accordance with the Arbitration Rules and Procedures, or successor rules then in effect, of Judicial Arbitration & Mediation Services, Inc. (“JAMS”). The arbitration will be conducted and administered in Chicago, Illinois by JAMS or, in the event JAMS is not available or does not then conduct arbitration proceedings, a similarly reputable arbitration administrator. The employee and the Company will select a mutually acceptable, neutral arbitrator from among the JAMS panel of arbitrators. Except as provided by this Agreement, the Federal Arbitration Act will govern the administration of the arbitration proceedings. The arbitrator will apply the substantive law (and the law of remedies, if applicable) of the State of Illinois, or federal law, as applicable, and the arbitrator is without jurisdiction to apply any different substantive law. The employee and the Company will each be allowed to engage in adequate discovery, the scope of which will be determined by the arbitrator consistent with the nature of the dispute. The arbitrator will have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and will apply the standards governing such motions under the Federal Rules of Civil Procedure. The arbitrator will render a written award and supporting opinion that will set forth the arbitrator’s findings of fact and conclusions of law. Judgment upon the award may be entered in any court of competent jurisdiction. The Company will pay the arbitrator’s fees, as well as all administrative fees, associated with the arbitration. Each party will be responsible for paying its own attorneys’ fees and costs (including expert witness fees and costs, if any).